UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2006

WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

8725 Henderson Road, Renaissance One
Tampa, Florida	33634
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The Registrant received an executed Medicaid Advantage Model Contract No. C021236, between the New York State Department of Health and WellCare of New York, Inc., a wholly-owned subsidiary of the Registrant (“WellCare NY”), pursuant to which WellCare NY participates in the program for individuals who are dually eligible for both Medicaid and Medicare in Albany County. The contract is effective from April 1, 2006 through December 31, 2006. A copy of the contract is attached as exhibit 10.1 to this Current Report on Form 8-K.

The Registrant also received an executed 2007 Managed Care Plan for the Northeast Region Provider Agreement between the Ohio Department of Job and Family Services and WellCare of Ohio, Inc., a wholly-owned subsidiary of the Registrant (“WellCare OH”), pursuant to which WellCare OH will provide prepaid comprehensive health care services as defined in 42 CFR 438.2 through the managed care program for the Aged, Blind or Disabled eligible population. The contract is effective from December 1, 2006 through June 30, 2007. A copy of the contract is attached as 10.3 to this Current Report on Form 8-K.

The Registrant also received an executed Contract for Furnishing Health Services between the State of Illinois Department of Public Aid and Harmony Health Plan of Illinois, Inc., a wholly-owned subsidiary of the Registrant. The contract is effective from August 1, 2006 through August 1, 2009. A copy of the contract is attached as exhibit 10.2 to this Current Report on Form 8-K.

The foregoing description does not purport to be a complete statement of the parties’ rights and obligations under the above-described contracts. The above description is qualified in its entirety by reference to the contracts.

In the interest of providing interested parties with full access to its federal, state and county contracts, the Registrant has elected to file such contracts with the Securities and Exchange Commission. The Registrant does not believe that its business is substantially dependent on many of these contracts when each is taken individually.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Medicaid Advantage Model Contract No. C021236, between the New York State Department of Health and WellCare of New York, Inc.
10.2	Contract for Furnishing Health Services between the State of Illinois Department of Public Aid and Harmony Health Plan of Illinois, Inc.
10.3	2007 Managed Care Plan for the Northeast Region Provider Agreement between the Ohio Department of Job and Family Services and WellCare of Ohio, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLCARE HEALTH PLANS, INC.

/s/  Thaddeus Bereday
Thaddeus Bereday
Senior Vice President and General Counsel
Date: December 1, 2006

EXHIBIT INDEX

Exhibit No.	Description
10.1	Medicaid Advantage Model Contract No. C021236, between the New York State Department of Health and WellCare of New York, Inc.
10.2	Contract for Furnishing Health Services between the State of Illinois Department of Public Aid and Harmony Health Plan of Illinois, Inc.
10.3	2007 Managed Care Plan for the Northeast Region Provider Agreement between the Ohio Department of Job and Family Services and WellCare of Ohio, Inc.